UNITED STATES

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Washington, D.C. 20549

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VOYA INVESTORS TRUST

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF AN INFORMATION STATEMENT
Relating to
Voya Inflation Protected Bond Plus Portfolio
(formerly, VY® BlackRock Inflation Protected Bond Portfolio)
(a series of Voya Investors Trust)
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
1-800-992-0180
This communication presents only an overview of a more complete Information Statement that is available to you on the internet relating to Voya Inflation Protected Bond Plus Portfolio (the “Portfolio”), a series of Voya Investors Trust (the “Registrant”). The Information Statement details a sub-adviser change relating to the Portfolio. In connection with its duties as the investment adviser for the Registrant, Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”) reviews and evaluates the Registrant’s sub-advisers on an ongoing basis.
At a meeting held on September 25, 2024, the Board of Trustees of the Registrant (the “Board”) approved the following changes with respect to the Portfolio, effective at the close of business on December 6, 2024: (i) the removal of BlackRock Financial Management, Inc. (“BlackRock”) as the sub-adviser to the Portfolio; (ii) the appointment of Voya Investment Management Co. LLC (“Voya IM” or the “New Sub-Adviser”) as the sub-adviser to the Portfolio, pursuant to a sub-advisory agreement (the “New Sub-Advisory Agreement”); and (iii) related changes to the Portfolio’s name, fees and expenses, principal investment strategies, principal risks, and portfolio managers. A prospectus supplement describing these and other changes was mailed to shareholders on or about October 4, 2024.
The Portfolio and Voya Investments have obtained an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Investment Adviser to enter into a sub-advisory agreement with one or more sub-advisers, including certain affiliated sub-advisers, on behalf of a fund that it manages without obtaining shareholder approval of the new agreement subject to certain conditions, including that the Investment Adviser furnishes shareholders of an affected fund with certain information about the new sub-advisory agreement or agreements. This Information Statement is intended to comply with that condition.
The Information Statement will be available to review on the Internet at http://www.proxyvote.com/voya until May 8, 2025. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolio at the address or phone number listed above. If you want to receive a paper or email copy of the Information Statement, you must request one no later than February 7, 2026.

INFORMATION STATEMENT
February 7, 2025
Voya Inflation Protected Bond Plus Portfolio
(formerly, VY® BlackRock Inflation Protected Bond Portfolio)
(a series of Voya Investors Trust)
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
1-800-992-0180
Voya Inflation Protected Bond Plus Portfolio is not asking you for a proxy regarding the sub-advisory agreement and you are requested not to send a proxy with respect to this Information Statement.

INTRODUCTION
Why did you send me this booklet?
This booklet includes an information statement (“Information Statement”) for Voya Inflation Protected Bond Plus Portfolio (formerly, VY® BlackRock Inflation Protected Bond Portfolio) (the “Portfolio”), in which you have an interest. This Information Statement is furnished in connection with the approval of a new sub-advisory agreement for the Portfolio. The Portfolio is a separate series of Voya Investors Trust (the “Registrant”). This Information Statement will be provided on or about February 7, 2025 to shareholders of record as of the close of business on December 6, 2024 (the “Record Date”).
How can I obtain more information about the Portfolio?
Should you have any questions about the Portfolio, please do not hesitate to contact Shareholder Services toll free at 1-800-992-0180. A copy of the current prospectus, statement of additional information, annual and semi-annual financial statements and other information filed on Form N-CSR is available, without charge, on the Internet at https://individuals.voya.com/literature or by contacting the Portfolio at:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
1-800-992-0180

NOTICE OF NEW SUB-ADVISORY AGREEMENT
What is happening?
At a meeting held on September 25, 2024, the Board of Trustees of the Registrant (the “Board”) approved the following changes with respect to the Portfolio, effective at the close of business on December 6, 2024: (i) the removal of BlackRock Financial Management, Inc. (“BlackRock”) as the sub-adviser to the Portfolio; (ii) the appointment of Voya Investment Management Co. LLC (“Voya IM” or the “New Sub-Adviser”) as the sub-adviser to the Portfolio, pursuant to a sub-advisory agreement (the “New Sub-Advisory Agreement”); and (iii) related changes to the Portfolio’s name, fees and expenses, principal investment strategies, principal risks, and portfolio managers. A prospectus supplement describing these and other changes was mailed to shareholders on or about October 4, 2024.
The Portfolio and Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”) have obtained an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Investment Adviser to enter into a sub-advisory agreement with one or more sub-advisers, including certain affiliated sub-advisers, on behalf of a fund that it manages without obtaining shareholder approval of the new agreement subject to certain conditions, including that the Investment Adviser furnishes shareholders of an affected fund with certain information about the new sub-advisory agreement or agreements. This Information Statement is intended to comply with that condition.
Who is the New Sub-Adviser?
Effective at the close of business on December 6, 2024, Voya IM became the sub-adviser to the Portfolio. Please see Appendix A for a listing of the names, address, and titles of the principal executive officers of the New Sub-Adviser.
Voya Investment Management Co. LLC
Voya IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM has acted as an investment adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Investment Adviser. Voya IM's principal business address is 230 Park Avenue, New York, New York, 10169.
The following individuals are jointly responsible for the day-to-day management of the Portfolio.

Portfolio Manager	Sub-Adviser	Portfolio	Recent Professional Experience
Sean Banai, CFA	Voya IM	Voya Inflation Protected Bond Plus Portfolio
Mr. Banai, Portfolio Manager and head of portfolio
management for the fixed-income platform, joined
Voya IM in 1999. Previously, he was a senior
portfolio manager and head of quantitative research
for proprietary fixed-income. Prior to that, Mr. Banai
was a partner in a private sector company.

Anuranjan Sharma	Voya IM	Voya Inflation Protected Bond Plus Portfolio
Mr. Sharma, Portfolio Manager and macro strategist
at Voya IM, previously was a senior research analyst
at Oppenheimer Funds, where he was responsible
for emerging market and macro overlay for their
multisector fund and worked on international debt
and emerging local funds. Prior to that, Mr. Sharma
held roles at Voya IM in asset allocation and fixed
income where he focused on global rates, foreign
exchange, and business cycle analysis for
developed and emerging markets.

Brian Timberlake, Ph.D., CFA	Voya IM	Voya Inflation Protected Bond Plus Portfolio	Dr. Timberlake, Portfolio Manager and Head of Fixed Income Research, joined Voya IM in 2003. Previously at Voya IM, he was Head of Quantitative Research and before that, a Senior Quantitative Analyst.
Who was the former sub-adviser?
BlackRock served as the sub-adviser to the Portfolio until the close of business on December 6, 2024 pursuant to a sub-advisory agreement, effective May 1, 2017 (the “Prior Sub-Advisory Agreement”).
BlackRock, a Delaware corporation, is an indirect, wholly-owned subsidiary of BlackRock, Inc. BlackRock’s principal business address is 50 Hudson Yards, New York, New York 10001.
BlackRock entered into a sub-sub-advisory agreement on May 1, 2017, whereby BlackRock could delegate certain of its investment advisory services to BlackRock International Limited as sub-sub-adviser to the Portfolio. BlackRock International Limited is an affiliate of BlackRock. BlackRock International Limited’s principal business address is in the United Kingdom.

How did this change affect the management of the Portfolio?
From the open of business on November 25, 2024 through the close of business on December 6, 2024, the Portfolio entered a transition period during which time the Portfolio’s assets managed by BlackRock were allocated to Voya IM. As of the close of business on December 6, 2024, Messrs. Banai and Sharma and Dr. Timberlake of Voya IM became portfolio managers for the Portfolio.
Were there changes to the name of the Portfolio, its investment objective, or principal investment strategies?
As described in the supplement to the Portfolio’s prospectus dated October 4, 2024, changes have been made to the Portfolio’s name and principal investment strategies, among other changes, in connection with the appointment of Voya IM as sub-adviser to the Portfolio. These changes became effective at the close of business on December 6, 2024. There were no changes made to the Portfolio’s investment objective.
The following chart compares the Portfolio’s prior principal investment strategies to the current principal investment strategies effective at the close of business December 6, 2024.

	Prior Strategies	Current Strategies
Investment Strategies
Under normal market conditions, the Portfolio invests
at least 80% of its net assets (plus borrowings for
investment purposes) in inflation-indexed bonds of varying
maturities issued by the U.S. and non-U.S. governments,
their agencies or instrumentalities, and U.S. and non-U.S.
corporations. Inflation-indexed bonds are debt instruments
that are structured to provide protection against inflation.
The Portfolio will provide shareholders with at least 60
days’ prior notice of any change in the investment policy.
For purposes of satisfying the 80% requirement, the
Portfolio may also invest in derivative instruments that
have economic characteristics similar to inflation-indexed
bonds. The value of an inflation-indexed bond’s principal
or the interest income paid on the bond is adjusted to
track changes in an official inflation measure. The U.S.
Treasury uses the Consumer Price Index for Urban
Consumers as the inflation measure. Inflation-indexed
bonds issued by a foreign government are generally
adjusted to reflect a comparable inflation index, calculated by the foreign government. “Real return” equals total
return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.
The Portfolio maintains an average portfolio duration
that is within ±20% of the duration of the Bloomberg
U.S. Treasury Inflation Protected Securities Index (the
Portfolio’s benchmark). Duration is a commonly used
measure of risk in debt instruments as it incorporates
multiple features of the debt instruments (e.g., yield,
coupon, maturity, etc.) into one number. Duration is a
measure of sensitivity of the price of a debt instrument
to a change in interest rates. Duration is a weighted
average of the times that interest payments and the
final return of principal are received. The weights are
the amounts of the payments discounted by the
yield-to-maturity of the debt instrument. Duration is
expressed as a number of years. The bigger the duration
number, the greater the interest rate risk or reward for
the debt instrument prices. For example, the price of
a bond with an average duration of 5 years would be
expected to fall approximately 5% if market interest rates
rose by 1%. Conversely, the price of a bond with an average
duration of 5 years would be expected to rise approximately
5% if market interest rates dropped by 1%.

The Portfolio may invest up to 20% of its assets in
non-investment-grade bonds (high-yield or junk bonds)
or debt instruments of emerging market issuers. The
Portfolio may also invest up to 20% of its assets in
non-dollar denominated securities of non-U.S. issuers,
and may invest, without limit, in U.S. dollar denominated
securities of non-U.S. issuers.

The Portfolio may also purchase: U.S. Treasuries and
agency securities, commercial and residential
mortgage-backed securities, collateralized mortgage
obligations, investment-grade corporate bonds, and
asset-backed securities. Securities are purchased for
the Portfolio when the sub-adviser or the sub-sub-adviser
(together, the “Sub-Adviser”) believe that they have the
potential for above-average real return. The Portfolio
measures its performance against the benchmark.

Non-investment grade bonds acquired by the Portfolio
will generally be in the lower rating categories of the
major rating agencies (BB or lower by S&P Global Ratings
or Ba or lower by Moody’s Investors Service, Inc.) or
will be determined by the Sub-Adviser to be of similar

Under normal circumstances, the Portfolio invests at
least 80% of its net assets (plus the amount of any
borrowings for investment purposes) in inflation-indexed
bonds and other bonds and debt obligations of any kind.
For purposes of this 80% policy, inflation-indexed bonds
mean debt instruments that are structured to provide
protection against inflation and bonds and debt obligations
of any kind include bonds, debt instruments, and other
fixed income and income-producing debt instruments
of any kind issued or guaranteed by governmental or
private-sector entities. For purposes of satisfying this
80% policy, the Portfolio may also invest in derivative
instruments that provide investment exposure to, or
exposure to risk factors associated with, inflation-indexed
bonds and other bonds and debt obligations of any kind.

An inflation-indexed bond’s principal amount and/or
interest payments are typically adjusted based on an
official inflation measure. For inflation-indexed bonds
issued by the U.S. government or U.S. corporations,
typically these adjustments are tied to the Consumer
Price Index for Urban Consumers. Inflation-indexed bonds
issued by a foreign (non-U.S.) government or foreign
(non-U.S.) corporation are generally adjusted based on
a comparable inflation index, calculated by the relevant
foreign (non-U.S.) government.

The Portfolio expects to use derivative instruments, such
as total return swaps, or other investment techniques,
such as entering into series of purchase and sale contracts
or reverse repurchase agreements, to obtain investment
exposure to inflation-indexed bonds in an amount
approximately equal to the net asset value of the Portfolio.

The Portfolio expects to use its remaining investable
monies (after effecting exposure to inflation-indexed bonds
as described above) to invest in a range of sectors of
the fixed income market, including U.S. Treasuries and
agency securities, commercial and residential
mortgage-backed securities, collateralized loan obligations
(“CLOs”), collateralized mortgage obligations,
investment-grade corporate bonds (e.g., rated at least
BBB- by S&P Global Ratings, BBB- by Fitch Ratings, Inc.,
or Baa3 by Moody's Ratings), asset-backed securities
and high yield debt securities, including such obligations
of foreign (non-U.S.) issuers. The Portfolio’s allocation
to these sectors will vary over time, and the Portfolio
may invest significantly in one or more of these sectors.

The Portfolio seeks to construct a portfolio with an average portfolio duration that is within ±20% of the duration
of the Bloomberg U.S. Treasury Inflation Protected
Securities Index. Duration is a commonly used measure
of risk in debt instruments as it incorporates multiple
features of the debt instruments (e.g., yield, coupon,
maturity, etc.) into one number. Duration is a measure
of sensitivity of the price of a debt instrument to a change in interest rates. Duration is a weighted average of the
times that interest payments and the final return of
principal are received. The weights are the amounts of
the payments discounted by the yield-to-maturity of the
debt instrument. Duration is expressed as a number
of years. The bigger the duration number, the greater
the interest rate risk or reward for the debt instrument
prices. For example, the price of a bond with an average
duration of 5 years would be expected to fall approximately
5% if market interest rates rose by 1%. Conversely, the

Prior Strategies	Current Strategies

quality. Split rated bonds will be considered to have the
higher of the two credit ratings. Split rated bonds are
bonds that receive different ratings from two or more
rating agencies.

The Sub-Adviser may, when consistent with the Portfolio’s
investment goal, buy or sell options or futures, or enter
into credit default swaps and interest rate or foreign
currency transactions, including swaps (collectively,
commonly known as “derivatives”). The Portfolio typically
uses derivatives as a substitute for taking a position
in the underlying asset and/or as part of a strategy
designed to reduce exposure to other risks, such as
interest rate or currency risk. The Portfolio may also
use derivatives to enhance returns, in which case their
use would involve leveraging risk. The Portfolio may seek
to obtain market exposure to the securities in which it
primarily invests by entering into a series of purchase
and sale contracts or by using other investment techniques
(such as reverse repurchase agreements or dollar rolls).

The Portfolio may also invest in other investment
companies, including exchange-traded funds (“ETFs”),
to the extent permitted under the Investment Company
Act of 1940, as amended, and the rules and regulations
thereunder, and under the terms of applicable no-action
relief or exemptive orders granted thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets
into opportunities believed to be more promising.

The Portfolio may lend portfolio securities on a short-term
or long-term basis, up to 33 1∕3% of its total assets.

price of a bond with an average duration of 5 years would
be expected to rise approximately 5% if market interest
rates dropped by 1%.

The Portfolio invests at least 80% of its assets in a
portfolio of instruments rated investment-grade or that
have an equivalent rating by a nationally recognized
statistical rating organization. Although the Portfolio may
invest up to 20% of its assets in high-yield (high risk)
debt instruments rated below investment grade (commonly
referred to as “junk bonds”), the Portfolio will seek to
maintain a minimum weighted average portfolio quality
rating of at least investment grade.

The Portfolio may also invest up to 20% of its assets
in non-dollar denominated securities of foreign (non-U.S.)
issuers, including issuers in developing and emerging
markets, and may invest, without limit, in U.S. dollar
denominated securities of foreign (non-U.S.) issuers.
The Portfolio currently considers developing or emerging
market countries to include most countries in the world
except Australia, Canada, Japan, New Zealand, Hong
Kong, Singapore, the United Kingdom, the United States,
and most of the countries of Western Europe.

The Portfolio may invest in derivative instruments,
including, but not limited to, the following: options, futures, swaps (including interest rate swaps, total return swaps,
and credit default swaps), and forward foreign currency
exchange contracts. The Portfolio typically uses derivatives to reduce exposure to other risks, such as interest rate
risk or currency risk, as a substitute for taking a position in the underlying asset, and/or to enhance returns.

The Portfolio’s total investment exposure (direct
investments and indirect investment exposure via
derivative instruments) will typically be in excess of the
Portfolio’s net asset value, and potentially substantially
so. This manner of investing may increase the volatility
of the Portfolio’s performance.

In evaluating investments for the Portfolio, the Sub-Adviser takes into account a wide variety of factors and
considerations to determine whether any or all of those
factors or considerations might have a material effect
on the value, risks, or prospects of an investment. Among
the factors considered, the Sub-Adviser expects typically
to take into account environmental, social, and governance
(“ESG”) factors to determine whether one or more factors
may have a material effect. In considering ESG factors,
the Sub-Adviser intends to rely primarily on factors identified through its proprietary empirical research and on third-party evaluations of an issuer’s ESG standing. ESG factors
will be only one of many considerations in the Sub-Adviser’s evaluation of any potential investment; the extent to
which ESG factors will affect the Sub-Adviser’s decision
to invest in an issuer, if at all, will depend on the analysis and judgment of the Sub-Adviser.

The Portfolio may also invest in other investment
companies, including exchange-traded funds (“ETFs”),
to the extent permitted under the Investment Company
Act of 1940, as amended, and the rules and regulations
thereunder, and under the terms of applicable no-action
relief or exemptive orders granted thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets

Prior Strategies	Current Strategies
into opportunities believed to be more promising. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.
What are the key risks of investing in the Portfolio after the changes to the principal investment strategies?
In conjunction with the changes made to the principal investment strategies described above, changes were also made to the principal investment risks of the Portfolio. The following chart compares the prior principal investment risks to the current principal investment risks. These changes were effective at the close of business on December 6, 2024.
Risks	Prior Principal Risks	Current Principal Risks
Borrowing: Borrowing creates leverage, which may increase expenses and increase the impact of the Portfolio’s other risks. Borrowing may exaggerate any increase or decrease in the Portfolio’s net asset value causing the Portfolio to be more volatile than a fund that does not borrow. Borrowing for investment purposes is considered to be speculative and may result in losses to the Portfolio.
	✔	✔
Collateralized Loan Obligations and Other Collateralized Obligations: A collateralized loan obligation (“CLO”) is an obligation of a trust or other special purpose vehicle typically collateralized by a pool of loans, which may include senior secured and unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans. CLOs may incur management fees and administration fees. The risks of investing in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Portfolio may invest, and can generally be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the
CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment and extension risk, and the risk of default of the underlying asset, among others.
✔
Covenant-Lite Loans: Loans in which the Portfolio may invest or to which the Portfolio may gain exposure indirectly through its investments in collateralized debt obligations, CLOs or other types of structured securities may be considered
“covenant-lite” loans. Covenant-lite refers to loans which do not incorporate traditional performance-based financial maintenance covenants. Covenant-lite does not refer to a loan’s seniority in a borrower’s capital structure nor to a lack of the benefit from a legal pledge of the borrower’s assets and does not necessarily correlate to the overall credit quality of the borrower. Covenant-lite loans generally do not include terms which allow a lender to take action based on a borrower’s performance relative to its covenants. Such actions may include the ability to renegotiate and/or re-set the credit spread on the loan with a borrower, and even to declare a default or force the borrower into bankruptcy restructuring if certain criteria are breached. Covenant-lite loans typically still provide lenders with other covenants that restrict a borrower from incurring additional debt or engaging in certain actions.
Such covenants can only be breached by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, the Portfolio may have fewer rights against a borrower when it invests in, or has exposure to, covenant-lite loans and, accordingly, may have a greater risk of loss on such investments as compared to investments in, or exposure to, loans with additional or more conventional covenants.
✔
Credit: The Portfolio could lose money if the issuer or guarantor of a debt instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations. Asset-backed (including mortgage-backed) securities that are not issued by U.S. government agencies may have a greater risk of default because they are not guaranteed by either the U.S. government or an agency or instrumentality of the U.S. government. The credit quality of typical asset-backed securities depends primarily on the credit quality of the underlying assets and the structural support (if any) provided to the securities.
	✔	✔

Risks	Prior Principal Risks	Current Principal Risks
Credit Default Swaps: The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a credit default swap is generally obligated to pay the seller an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. As a seller of a credit default swap, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity, and leveraging risks, and the risk that the swap may not correlate with its reference obligation as expected. Certain standardized credit default swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Portfolio to different kinds of costs and risks. In addition, credit default swaps expose the Portfolio to the risk of improper valuation.
	✔	✔
Currency: To the extent that the Portfolio invests directly or indirectly in foreign
(non-U.S.) currencies or in securities denominated in, or that trade in, foreign
(non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the
Portfolio through foreign currency exchange transactions.
	✔	✔
Deflation: Deflation occurs when prices throughout the economy decline over time—
the opposite of inflation. Unless repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed, when there is deflation, the principal and income of an inflation-protected bond will decline and could result in losses.
	✔	✔
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the
Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
	✔	✔
Environmental, Social, and Governance (Fixed Income): The Sub-Adviser’s
consideration of ESG factors in selecting investments for the Portfolio is based on information that is not standardized, some of which can be qualitative and subjective by nature. The Sub-Adviser’s assessment of ESG factors in respect of obligations of an issuer may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Portfolio’s assets that will be invested in obligations of issuers that the Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in obligations of issuers that compare favorably to obligations of other issuers on the basis of ESG factors. It is possible that the Portfolio will have less exposure to obligations of certain issuers due to the Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by the Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
✔

Risks	Prior Principal Risks	Current Principal Risks
Foreign (Non-U.S.) Investments/Developing and Emerging Markets: Investing in foreign
(non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign (non-U.S.) investment risks may be greater in developing and emerging markets than in developed markets.
	✔	✔
High-Yield Securities: Lower-quality securities (including securities that are or have fallen below investment grade and are classified as “junk bonds” or “high-yield securities”) have greater credit risk and liquidity risk than higher-quality (investment grade) securities, and their issuers’ long-term ability to make payments is considered speculative. Prices of lower-quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity risk and price volatility.
	✔	✔
Inflation-Indexed Bonds: If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these bonds (calculated with respect to a smaller principal amount) will be reduced. In addition, inflation-indexed bonds are subject to the usual risks associated with debt instruments, such as interest rate and credit risk. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of
U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
	✔	✔
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. As of the date of this Prospectus, the U.S. has recently experienced a rising market interest rate environment, which may increase the
Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Portfolio invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Further, recent and potential future changes in government policy may affect interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Portfolio’s operations and return potential.
	✔	✔
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress.
	✔	✔

Risks	Prior Principal Risks	Current Principal Risks
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the
United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of
COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in
Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of
U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.)
economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
	✔	✔
Mortgage- and/or Asset-Backed Securities: Defaults on, or low credit quality or liquidity of, the underlying assets of the asset-backed (including mortgage-backed) securities may impair the value of these securities and result in losses. There may be limitations on the enforceability of any security interest or collateral granted with respect to those underlying assets, and the value of collateral may not satisfy the obligation upon default. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
	✔	✔
Option Writing: When the Portfolio writes a covered call option on a security, it assumes the risk that it must sell the underlying security at an exercise price that may be lower than the market price of the security, and it gives up the opportunity to profit from a price increase in the underlying security above the exercise price. In addition, the Portfolio continues to bear the risk of a decline in the value of the underlying security.
When the Portfolio writes an index call option, it assumes the risk that it must pay the purchaser of the option a cash payment equal to any appreciation in the value of the index over the strike price of the call option during the option’s term. While the amount of the Portfolio’s potential loss is offset by the premium received when the option was written, the amount of the loss is theoretically unlimited.
✔

Risks	Prior Principal Risks	Current Principal Risks
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value.
You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Portfolio’s expenses. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
	✔	✔
Portfolio Turnover: The Portfolio may engage in active and frequent trading of portfolio securities to carry out its investment strategies, which may result in high portfolio turnover. A high portfolio turnover rate may increase transaction costs, which may lower the Portfolio’s performance and may increase the likelihood of capital gains distributions.
	✔	✔
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This risk is heightened in a falling market interest rate environment. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This risk is heightened in a rising market interest rate environment. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Portfolio may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
	✔	✔
Securities Lending: Securities lending involves two primary risks: “investment risk”
and “borrower default risk.” When lending securities, the Portfolio will receive cash or
U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower.
Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage.
The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
	✔	✔
Sovereign Debt: Sovereign debt is issued or guaranteed by foreign (non-U.S.)
government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, social changes, the relative size of its debt position to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting amounts owed on sovereign debt, such as bankruptcy proceedings, that a government does not pay.
	✔	✔
U.S. Government Securities and Obligations: U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or government-sponsored enterprises. U.S. government securities are subject to market risk and interest rate risk, and may be subject to varying degrees of credit risk.
	✔	✔
What are the terms of the New Sub-Advisory Agreement?
The description of the New Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the New Sub-Advisory Agreement included in Appendix B. The terms of the New Sub-Advisory Agreement are not materially different from the terms of the Prior Sub-Advisory Agreement, except as described below.
Fees. The Investment Adviser and not the Portfolio is responsible for any fees due under the New Sub-Advisory Agreement and was responsible for any fees due under the Prior Sub-Advisory Agreement. For the fiscal year ended December 31, 2024, the Investment Adviser paid $158,715.67 in sub-advisory fees to BlackRock.

The New Sub-Advisory Agreement explicitly provides that Voya IM enjoys the rights of a third-party beneficiary under the Investment Management Agreement between the Investment Adviser and the Registrant. In particular, if the investment management fee received by the Investment Adviser under the Investment Management Agreement is insufficient to cover Voya IM's fee under the New Sub-Advisory Agreement, then Voya IM may enforce against the Registrant any rights it may have as a third-party beneficiary under the Investment Management Agreement and the Investment Adviser will take all steps appropriate under the circumstances to collect the amount due from the Registrant.
Sub-Advisory Services. Both the Prior and New Sub-Advisory Agreements obligate BlackRock and Voya IM to provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest.
Limitation of Liability. The Prior Sub-Advisory Agreement provides that, except as may otherwise be required by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “1940 Act”), or other applicable law, BlackRock, any affiliated person of BlackRock, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (the “1933 Act”), controls BlackRock (1) shall bear no responsibility and shall not be subject to any liability for any act or omission with respect to a series of the Trust that is not the Portfolio; and (2) shall not be liable for any error of judgment, mistake of law, any diminution in value of the investment portfolio of the Portfolio, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the Prior Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance by BlackRock of its duties, or by reason of reckless disregard by BlackRock of its obligations and duties under the Prior Sub-Advisory Agreement.
The New Sub-Advisory Agreement provides that, except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Investment Adviser agrees that Voya IM, any affiliated person of Voya IM, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls Voya IM: (1) shall bear no responsibility and shall not be subject to any liability for any act or omission with respect to a series of the Trust that is not the Portfolio; and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the New Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of Voya IM’s duties, or by reason of reckless disregard of Voya IM’s obligations and duties under the New Sub-Advisory Agreement.
The New Sub-Advisory Agreement also provides for mutual indemnification by the Investment Adviser and Voya IM for losses, claims, damages, liabilities or litigation, subject to certain conditions set forth in the New Sub-Advisory Agreement. The Prior Sub-Advisory Agreement contained similar provisions for mutual indemnification.
Term and Continuance. After an initial two-year term, the New Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (1) the vote of a majority of the Board, or (2) the vote of a majority of the outstanding voting shares of the Portfolio (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) (“Independent Trustees”) of the Registrant or the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Prior Sub-Advisory Agreement contained a substantially similar provision with respect to the term and continuance of the Prior Sub-Advisory Agreement.
Termination. The Prior Sub-Advisory Agreement with BlackRock was last approved by the Board on November 12, 2024 to ensure continuity of service by BlackRock through December 6, 2024, the effective date of the New Sub-Advisory Agreement. Pursuant to the terms of the Order, the Prior Sub-Advisory Agreement was not required to be approved by the Portfolio’s shareholders.
The New Sub-Advisory Agreement may be terminated: (i) by the Investment Adviser at any time, upon sixty days’ written notice to Voya IM and the Registrant, (ii) at any time without payment of any penalty by the Registrant, the Board, or a majority of the outstanding voting securities of the Portfolio, upon sixty days’ written notice to the Investment Adviser and Voya IM, or (iii) by Voya IM upon three months’ written notice unless the Registrant or the Investment Adviser requests additional time to find a replacement for Voya IM, in which case Voya IM shall allow the additional time requested by the Registrant or Investment Adviser, not to exceed three additional months beyond the initial three-month notice period; provided, however that Voya IM may terminate the New Sub-Advisory Agreement at any time without penalty, effective upon written notice to the Investment Adviser and the Registrant, in the event either Voya IM (acting in good faith) or the Investment Adviser ceases to be registered as an investment adviser under the Investment Advisers Act of 1940, or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Registrant, or in the event the Investment Adviser becomes bankrupt or otherwise incapable of carrying out its obligations under the agreement, or in the event that Voya IM does not receive compensation for its services from the Investment Adviser or the Registrant as required by the terms of the New Sub-Advisory Agreement. The Prior Sub-Advisory Agreement provided for the same terms with respect to termination.
What factors did the Board consider?
Section 15(c) of the 1940 Act, provides that an investment company, such as the Registrant, on behalf of the Portfolio, can enter into a new sub-advisory agreement only if the Board, including a majority of the Board members who have no direct or indirect interest in the sub-advisory agreement, and who are not Independent Trustees, approve the new arrangement. The Portfolio had been sub-advised by BlackRock since April 30, 2007. At the meeting of the Board that was held on September 25, 2024, the Board, including a majority of the Independent Trustees, considered a proposal by management and determined to: (1) appoint Voya IM as the sub-adviser to the Portfolio to replace BlackRock; and (2) approve the New Sub-Advisory Agreement between the Investment Adviser and Voya IM under which Voya IM would serve as the sub-adviser to the Portfolio.

In determining whether to approve the New Sub-Advisory Agreement with Voya IM with respect to the Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination. The materials provided to the Board to inform its consideration of whether to approve the New Sub-Advisory Agreement included the following: (1) Voya IM’s presentation before Investment Review Committee F at its September 25, 2024, meeting; (2) memoranda and related materials provided to the Board in advance of its September 25, 2024, meeting discussing: (a) the Investment Adviser’s rationale for recommending that Voya IM replace BlackRock as the sub-adviser to the Portfolio, including the Investment Adviser’s view that Voya IM would provide the Portfolio with the potential for a more marketable strategy and, in the longer-term, an opportunity for increased scale; (b) the performance of the new sub-advisory team in managing the Alpha+ TIPS investment strategy with such performance being compared against a relevant benchmark index; and (c) Voya IM’s investment philosophy and the firm’s overall investment process; (3) pro-forma fees and expenses tables for the Portfolio and information about the projected net expense ratios of the Portfolio reflecting Voya IM as sub-adviser; (4) Voya IM’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including a copy of the form of the New Sub-Advisory Agreement; and (6) other information relevant to the Board’s evaluation.
In reaching its decision to engage Voya IM, the Board, including a majority of the Independent Trustees, considered a number of factors including, but not limited to, the following: (1) the Investment Adviser’s view with respect to the strength and reputation of the Voya IM team in managing its Alpha+ TIPS investment strategy; (2) the strength and reputation of Voya IM in the investment management industry; (3) the nature and quality of the services to be provided by Voya IM under the New Sub-Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Voya IM; (5) the fairness of the compensation under the New Sub-Advisory Agreement in light of the services to be provided by Voya IM; (6) the sub-advisory fee rate payable by the Investment Adviser to Voya IM; (7) Voya IM’s operations and compliance programs, including the policies and procedures intended to assure compliance with the federal securities laws; (8) the appropriateness of the selection of Voya IM in light of the Portfolio’s newly approved principal investment strategies; and (9) Voya IM’s Code of Ethics and related procedures for complying with that Code of Ethics, which were previously reviewed by the Board.
After its deliberation, the Board reached the following conclusions: (1) Voya IM should be appointed to serve as sub-adviser to the Portfolio under the New Sub-Advisory Agreement; (2) the sub-advisory fee rate payable by the Investment Adviser to Voya IM is reasonable in the context of all factors considered by the Board; and (3) Voya IM maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the Portfolio’s Chief Compliance Officer that Voya IM’s compliance policies and procedures are reasonably designed to assure compliance with the federal securities laws. Based on these conclusions and other factors, the Board voted to approve the New Sub-Advisory Agreement for the Portfolio. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

GENERAL INFORMATION ABOUT THE INFORMATION STATEMENT
Who are the service providers to the Portfolio?
Voya Investments, LLC
Voya Investments, an Arizona limited liability company, is registered with the SEC as an investment adviser. Voya Investments serves as the investment adviser to, and has overall responsibility for the management of, the Portfolio. Voya Investments oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including, but not limited to, the following: custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services.
Voya Investments began business as an investment adviser in 1994 and currently serves as investment adviser to certain registered investment companies, consisting of open- and closed-end registered investment companies and collateralized loan obligations. Voya Investments is an indirect subsidiary of Voya Financial, Inc. whose principal office is located at 230 Park Avenue, New York, New York 10169. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. Voya Investments' principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
Please see Appendix A for a listing of the names, addresses, and principal occupations of the principal executive officers of the Investment Adviser and the New Sub-Adviser. Please see Appendix C for a list of officers of the Portfolio that are employees of the Investment Adviser. Please see Appendix E for the amount of advisory fees paid by the Portfolio to the Investment Adviser for the past three fiscal years.
Voya Investments Distributor, LLC (the “Distributor”)
The Distributor, a Delaware limited liability company, is the principal underwriter and distributor of the Portfolio. The Distributor is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Investment Adviser. The Distributor’s principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 1-800-289-9999.
Can shareholders submit proposals for consideration in a future Proxy Statement?
The Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.
Why did my household only receive one copy of this Information Statement?
Only one copy of this Information Statement may be mailed to each household, even if more than one person in the household is a shareholder of record, unless the Portfolio has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Information Statement, please contact Shareholder Services at 1-800-992-0180. If, in the future, any shareholder does not wish to combine or wishes to recombine the mailing with household members, please inform the Portfolio in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or via telephone at 1-800-992-0180.
How many shares were outstanding as of the Record Date?
As of December 6, 2024, the following shares of beneficial interest of the Portfolio were outstanding:

Class	Shares Outstanding
ADV	3,706,896.335
I	8,155,664.408
S	11,142,789.760
Total	23,005,350.503

Appendix D lists the persons that, as of December 6, 2024, owned beneficially or of record 5% or more of any class of the Portfolio’s outstanding shares. To the best of the Portfolio’s knowledge, as of December 6, 2024, no Trustee or officer, individually or as a group, owned 1% or more of any class of the outstanding shares of the Portfolio. To the best of the Portfolio’s knowledge, as of December 6, 2024, none of the Independent Trustees nor their immediate family members owned any shares of the Investment Adviser or principal underwriter or of any entity controlling, controlled by, or under common control with the Investment Adviser or principal underwriter (not including registered investment companies).

APPENDIX A: PRINCIPAL EXECUTIVE OFFICERS
Executive Officers of Voya Investments, LLC
7337 E. Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Name and Principal Occupations
Christian G. Wilson – Director, President, and Chief Executive Officer
Huey P. Falgout, Jr. – Managing Director
Todd Modic – Director
Jonathan Nash – Executive Vice President and Chief Investment Risk Officer
Catrina Willingham – Vice President, Chief Financial Officer, and Controller
Erica McKenna – Vice President and Chief Compliance Officer
Joanne F. Osberg – Senior Vice President and Secretary
Michelle P. Luk – Senior Vice President and Treasurer
Executive Officers of Voya Investment Management Co. LLC
7337 E. Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Name and Principal Occupations
Huey P. Falgout, Jr. – Managing Director and Secretary
Patti Boss – Senior Vice President and Assistant Secretary
Kate Ippen – Senior Vice President and Assistant Secretary
Marie Picard – Senior Vice President and Assistant Secretary
Jeremy Derman – Vice President and Assistant Secretary
Craig Foster – Vice President and Assistant Secretary
Lindy Freitag – Vice President and Assistant Secretary
Terri Maxwell – Vice President and Assistant Secretary
Ryan McParland – Vice President and Assistant Secretary

APPENDIX B: NEW SUB-ADVISORY AGREEMENT
AGREEMENT, effective as of May 1, 2017, between Voya Investments, LLC, an Arizona limited liability company (the “Manager”), and Voya Investment Management Co. LLC, a Delaware limited liability company (the “Sub-Adviser”).
WHEREAS, Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company;
WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations;
WHEREAS, the Trust may offer shares of additional series in the future;
WHEREAS, pursuant to an Investment Management Agreement, effective as of May 1, 2017 (the “Investment Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Manager to render advisory and management services with respect to certain of the Trust’s series; and
WHEREAS, pursuant to authority granted to the Manager in the Investment Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Trust, and the Sub-Adviser is willing to furnish such services to the Trust and the Manager.
NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:
1.
Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Trust set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to include only those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.
In the event the Trust designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.
2.
Sub-Adviser Duties. Subject to the supervision of the Trust’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:
(a)
The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Trust filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:
(i)
The Sub-Adviser will (1) manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”); and (2), if applicable, manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.
(ii)
The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all solicitations with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy it receives on behalf of the Trust solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.
The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.
(iii)
In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.
(iv)
The Sub-Adviser will assist the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.
(v)
The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.
(vi)
The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.
(b)
The Sub-Adviser will make available to the Trust and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.
(c)
The Sub-Adviser will provide reports to the Trust’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Trust’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.
(d)
With respect to any investments, including, but not limited to, repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. Master Agreements, and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives and strategies of the Series as outlined in the Registration Statement for the Trust, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent, on behalf of each Series, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent, on behalf of each Series, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.
3.
Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Trust’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Trust’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.
4.
Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.
5.
Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations. In addition, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.
6.
Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Investment Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Trust fails to pay the Manager all or a portion of the Investment Management fee under said Investment Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Trust any rights it may have as a third-party beneficiary under the Investment Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Trust.
7.
Marketing Materials.
(a)
During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.
(b)
During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.
8.
Compliance.
(a)
The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)
The Sub-Adviser agrees that it shall promptly notify the Manager and the Trust: (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Trust (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.
(c)
The Manager agrees that it shall promptly notify the Sub-Adviser: (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.
9.
Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Series may be the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.
10.
Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Trust.
11.
Non-Exclusivity. The services of the Sub-Adviser to the Series and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Sub-Adviser may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.
12.
Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.
13.
Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.
14.
Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser: (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder; and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.
15.
Indemnification.
(a)
The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust which: (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement; or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.
(b)
Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which: (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement; or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.
(c)
The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.
(d)
The Sub-Adviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.
16.
Duration and Termination.
(a)
With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2017. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by: (1) the vote of a majority of the Board of Trustees of the Trust; or (2) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.
With respect to any Series that is added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of: (1) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement; or (2) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and to the extent necessary under applicable law, the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by: (1) the vote of a majority of the Board of Trustees of the Trust; or (2) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding: (1) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (2) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.
Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (1) by the Manager at any time, upon sixty days’ written notice to the Sub-Adviser and the Trust; (2) at any time without payment of any penalty by the Trust, by the Trust’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty days’ written notice to the Manager and the Sub-Adviser; or (3) by the Sub-Adviser upon three months’ written notice unless the Trust; or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Manager not to exceed three additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Trust as required by the terms of this Agreement.
In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 12, 13, 14 and 15 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 16 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect, Section 6.
(b)
Notices. Any notice must be in writing and shall be sufficiently given: (1) when delivered in person; (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched); (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service); or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.
If to the Trust:
Voya Investors Trust
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
Attention: Kimberly A. Anderson
If to the Sub-Adviser:
Voya Investment Management Co. LLC
One Orange Way, C1-N
Windsor, CT 06095
Attention: Christopher Kurtz
With a copy to:

Voya Investment Management Co. LLC
230 Park Avenue
New York, NY 10169
Attention: Gerald Lins
If to the Manager:
Voya Investments, LLC
7337 East Doubletree Ranch Road
Suite 100
Scottsdale, AZ 85258
Attention: Michael J. Roland
17.
Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.
18.
Miscellaneous.
(a)
This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.
(b)
The Manager and the Sub-Adviser acknowledge that the Trust enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Investment Management Agreement.
(c)
The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
(d)
To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.
(e)
If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.
(f)
Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.
(g)
This Agreement may be executed in counterparts.
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APPENDIX C: OFFICERS OF THE PORTFOLIO
Name and Title of each Officer of the Portfolio
Christian G. Wilson – President and Chief/Principal Executive Officer
Jonathan Nash – Executive Vice President and Chief Investment Risk Officer
Steven Hartstein – Chief Compliance Officer
Todd Modic – Senior Vice President, Chief/Principal Financial Officer, and Assistant Secretary
Kimberly A. Anderson – Senior Vice President
Sara M. Donaldson – Senior Vice President
Jason Kadavy – Senior Vice President
Andrew K. Schlueter – Senior Vice President
Joanne F. Osberg – Senior Vice President and Secretary
Robert Terris – Senior Vice President
Fred Bedoya – Vice President, Principal Accounting Officer and Treasurer
Robyn L. Ichilov – Vice President
Erica McKenna – Vice President
Craig Wheeler – Vice President
Gizachew Wubishet – Vice President and Assistant Secretary
Nicholas C.D. Ward – Assistant Vice President and Assistant Secretary
Monia Piacenti – Anti-Money Laundering Officer

APPENDIX D: BENEFICIAL OWNERSHIP AS OF THE RECORD DATE

The following table provides information about the persons or entities who, to the knowledge of the Portfolio, owned beneficially or of record 5% or more of any class of the Portfolio’s outstanding shares as of December 6, 2024.
Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolio
Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	97.8%; Class Adviser Beneficial	15.8%
Venerable Insurance and Annuity Company 1475 Dunwoody Dr Westchester, PA 19380-1478	95.8%; Class S Beneficial	46.4%
Tomorrow’s Scholar 529 Plan FBO Voya 529 Age 18+ Option C/O Voya Investment Management LLC Attn Voya Operations 7337 E Doubletree Ranch Rd Ste 100 Scottsdale, AZ 85258	40.6%; Class I Beneficial	14.4%
Tomorrow’s Scholar 529 Plan FBO Voya 529 Age 13-14 Option C/O Voya Investment Management LLC Attn Voya Operations 7337 E Doubletree Ranch Rd Ste 100 Scottsdale, AZ 85258	10.3%; Class I Beneficial	3.6%
Tomorrow’s Scholar 529 Plan FBO Voya 529 Age 17 Option C/O Voya Investment Management LLC Attn Voya Operations 7337 E Doubletree Ranch Rd Ste 100 Scottsdale, AZ 85258	8.2%; Class I Beneficial	2.9%
Tomorrow’s Scholar 529 Plan FBO Voya 529 Age 11-12 Option C/O Voya Investment Management LLC Attn Voya Operations 7337 E Doubletree Ranch Rd Ste 100 Scottsdale, AZ 85258	7.7%; Class I Beneficial	2.7%
Tomorrow’s Scholar 529 Plan FBO Voya 529 Balanced Option C/O Voya Investment Management LLC Attn Voya Operations 7337 E Doubletree Ranch Rd Ste 100 Scottsdale, AZ 85258	6.4%; Class I Beneficial	2.3%
Tomorrow’s Scholar 529 Plan FBO Voya 529 Age 9-10 Option C/O Voya Investment Management LLC Attn Voya Operations 7337 E Doubletree Ranch Rd Ste 100 Scottsdale, AZ 85258	6.4%; Class I Beneficial	2.3%
Tomorrow’s Scholar 529 Plan FBO Voya 529 Age 16 Option C/O Voya Investment Management LLC Attn Voya Operations 7337 E Doubletree Ranch Rd Ste 100 Scottsdale, AZ 85258	6.3%; Class I Beneficial	2.2%

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolio
Tomorrow’s Scholar 529 Plan FBO Voya 529 Age 15 Option C/O Voya Investment Management LLC Attn Voya Operations 7337 E Doubletree Ranch Rd Ste 100 Scottsdale, AZ 85258	5.6%; Class I Beneficial	2.0%

APPENDIX E: ADVISORY FEES

During the past three fiscal years, the Portfolio paid the following investment management fees to the Investment Adviser or its affiliates.
December 31, 2024	December 31, 2023	December 31, 2022
$1,161,767	$1,286,623	$1,529,840